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                                                                    Exhibit 99.h


                             MCG Capital Corporation

                     Common Stock, $.01 par value per share

                                ----------------
                                    Form of
                             Underwriting Agreement
                             ----------------------

                                                              November    , 2001

Friedman, Billings, Ramsey & Co., Inc.
   As representatives of the several Underwriters
     named in Schedule I hereto,
c/o Friedman, Billings, Ramsey & Co. Inc.,
1001 Nineteenth Street North
Arlington, Virginia 22209

Ladies and Gentlemen:

         MCG Capital Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 14,000,000 shares (the "Firm Shares") and, at the election of the Underwriters, up to 2,100,000 additional shares (the "Optional Shares") of common stock ("Stock") of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Shares").

         1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

               (a) A registration statement on Form N-2 (File No. 333-64596) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 497(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 497(h) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the


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          Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 497(h) under the Act, is hereinafter called the "Prospectus";

               (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Friedman, Billings, Ramsey & Co., Inc. expressly for use therein;

               (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Investment Company Act of 1940, as amended (the "Investment Company Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Friedman, Billings, Ramsey & Co., Inc. expressly for use therein;

               (d) Neither the Company nor any of its subsidiaries, excluding
          (i) any of the entities listed under the caption "Portfolio Companies" in the Prospectus, (ii) EEI Holding's Corporation, Inc. or any entity formed for the purpose of holding any securities of, or assets formerly held by, any of the entities listed under the caption "Portfolio Companies" in the Prospectus or Preliminary Prospectus and
          (iii) any subsidiaries with no assets (aside from de minimis capital contributions), liabilities or operations (each such entity, a "Subsidiary" and collectively, the "Subsidiaries") has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than issuances of Stock to employees and directors of the Company and to First Union Corporation (as of September 1, 2001, known as Wachovia Corporation), as described in the Prospectus, or any material changes in debt for borrowed money (other than inter-company indebtedness between the Company and its wholly owned Subsidiaries and changes in amounts outstanding under the Company's existing credit facilities (excluding any increase in commitments)) of the Company or any of its Subsidiaries or any material adverse change, or any development that has had or could reasonably be expected to have a material

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          adverse change, in or affecting the general affairs, management, financial position, overall portfolio credit quality, stockholders' equity or results of operations of the Company and its Subsidiaries taken as a whole (such change or prospective change, a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus;

               (e) Neither the Company nor any of its Subsidiaries owns any real property. The Company and its Subsidiaries have good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries;

               (f) The Company has been duly incorporated or formed and is validly existing as a corporation and is duly registered under the Investment Company Act;

               (g) The Company is in good standing under the laws of the State of Delaware, with power and authority (corporate and otherwise) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification except where the failure to so qualify could not reasonably be expected individually or in the aggregate to have a Material Adverse Effect or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

               (h) Each Subsidiary of the Company has been duly incorporated or formed and is validly existing as a corporation or business trust in good standing under the laws of its jurisdiction of incorporation or formation;

               (i) At each point in time discussed in the Prospectus and after giving effect to the changes described with respect to the Company's capital structure under the caption "Conversion to Business Development Company and Regulated Investment Company Status" that are to occur at such time, the Company has or will have an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform in all material respects to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock of each Subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims except as disclosed in the Prospectus;

               (j) The Shares have been duly authorized and validly issued and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Stock contained in the Prospectus;

               (k) The issue and sale of the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any

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          of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject except for such conflict, breach, violation or default as would not have a Material Adverse Effect, such actions will not result in any violation of the provisions of the Certificate of Incorporation, as amended, or By-laws, as amended, of the Company; and such actions will not conflict with, violate or result in a breach of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties (including the Investment Company Act and the rules of the Commission thereunder) except for such conflicts, violations or breaches as would not have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, the filing of an application for an order declaring that the Company is no longer an "investment company" as such term is defined in the Investment Company Act, the election of the Company to be regulated as a business development company under the Investment Company Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

               (l) (i) Neither the Company nor any of its Subsidiaries is (A) in violation of its Certificate of Incorporation, as currently in effect, or By-laws, as currently in effect, or (B) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of clause (B) as would not have a Material Adverse Effect, and (ii) at the time of the issuance and sale of the Shares, the Company will not be in violation of its Certificate of Incorporation and Bylaws then in effect;

               (m) The statements set forth in the Prospectus under the caption "Description of Securities", insofar as they purport to constitute a summary of the terms of the Stock, under the captions "Certain Federal Income Tax Considerations", "Conversion to Business Development Company and Regulated Investment Company Status" and "Regulation as a Business Development Company" insofar as they purport to describe the provisions of the laws referred to therein, and under the caption "Underwriting", insofar as they purport to describe the provisions of the documents referred to therein, are accurate and complete in all material respects;

               (n) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (o) Neither the Company nor any of its Subsidiaries (i) does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of


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          Section 517.075, Florida Statutes, or (ii) is a lender (other than for trade payables) to any entity, including, without limitation, the entities listed under the caption "Portfolio Companies" in the Prospectus or owns any equity interests in any entity that is subject to sanctions administered by the Office of Foreign Assets Control of the U.S. Department of Treasury;

               (p) Ernst & Young LLP, who have certified certain financial statements of the Company and its Subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

               (q) The Company's and its Subsidiaries' current business operations and investments and contemplated business operations and investments as described in the Prospectus are in compliance in all material respects with the provisions of the Investment Company Act applicable to (i) a registered "investment company" and (ii) after giving effect to (A) the offering of the Shares and (B) the application of the proceeds described under the caption "Use of Proceeds" in the Prospectus and assuming the Company has validly elected to be a business development company, as each such term is defined in the Investment Company Act and the rules and regulations of the Commission thereunder, and after giving effect to the issuance and sale of Shares, will be in compliance in all material respects with the provisions of the Investment Company Act and the rules and regulations of the Commission thereunder applicable to a business development company;

               (r) Prior to or contemporaneously with the issuance and sale of the Shares, the Company will file with the Commission an application for an order declaring that the Company is no longer an "investment company" as such term is defined in the Investment Company Act and immediately following the issuance and sale of the Shares, the Company will be qualified to elect and will elect to be regulated as a business development company under the Investment Company Act and will not have withdrawn such election;

               (s) Immediately prior to the filing of the Form N-8A registering the Company as a closed-end fund under the Investment Company Act, the Company was not, and upon the sale of the Shares as herein contemplated and the Company's election to be regulated as a business development company, the Company will not be, an investment company that is required to register under the Investment Company Act;

               (t) The Company has filed with the Commission a Form N-8A registering the Company as a closed-end fund under the Investment Company Act; and

               (u) The provisions of the corporate charter and by-laws of the Company and its Subsidiaries and the investment objective, policies and restrictions described in the Prospectus are not inconsistent with the requirements of the Investment Company Act.

         2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at
a purchase price per share of $           , the number of Firm Shares set forth
opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional


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shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

         The Company hereby grants to the Underwriters the right to purchase at their election up to 2,100,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Friedman, Billings, Ramsey & Co., Inc. may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to Friedman, Billings, Ramsey & Co., Inc., through the facilities of the Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to Friedman, Billings, Ramsey & Co., Inc. at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on November __, 2001 or such other time and date as Friedman, Billings, Ramsey & Co., Inc. and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Friedman, Billings, Ramsey & Co., Inc. in the written notice given by Friedman, Billings, Ramsey & Co., Inc. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Friedman, Billings, Ramsey & Co., Inc. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".



               (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(j) hereof, will be delivered at the offices of Sullivan & Cromwell, 1701 Pennsylvania Ave., N.W., Washington, D.C. 20006 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding such Time of


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          Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5. The Company agrees with each of the Underwriters:

               (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 497(h) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

               (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is


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          required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

               (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

               (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee compensation arrangements existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent; provided that the Company may issue up to 150,000 shares of Stock (with or without vesting restrictions) to any person newly employed by the Company after the date hereof so long as such new employee executes and delivers to the Underwriters an agreement substantially to the effect of this Section;

               (f) So long as the Company is subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its Subsidiaries for such quarter in reasonable detail;

               (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its Subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

               (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

               (i) To use its best efforts to list for quotation the Shares on the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ");


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               (j) To file with the Commission such information on Form 10-Q or
          Form 10-K as may be required by Rule 463 under the Act;

               (k) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

               (l) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

               (m) To file an application for an order declaring that the Company is no longer an "investment company" as such term is defined in the Investment Company Act, and to make an effective election to be regulated as a business development company under the Investment Company Act; and

               (n) To use its best efforts to qualify for and elect, effective January 1, 2002, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code.

         6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and, subject to
Section 5(c) above, all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the reasonable cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey (iv) all fees and expenses in connection with listing the Shares on the NASDAQ; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and
(viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

               (a) The Prospectus shall have been filed with the Commission pursuant to Rule 497(h) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

               (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such written opinion or letters, dated such Time of Delivery, with respect to the matters covered in paragraphs (i), (ii),
          (v), (viii) and (x) of subsection (c) below as well as such other related matters as you may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters;

               (c) Fried, Frank, Harris, Shriver & Jacobson, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion being attached as Annex II(a) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                    (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                    (ii) The Company has an authorized capitalization
               immediately prior to the completion of the issuance and sale of the Shares to the Underwriters pursuant to this Agreement as set forth in the Prospectus, and all of the issued and outstanding shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly authorized and validly issued and are fully paid and non-assessable; and the Shares conform in all material respects to the description of the Stock contained in the Prospectus;

                    (iii) Each Subsidiary of the Company is validly existing as a corporation or business trust, as applicable, in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock or the certificate of beneficial interest, as applicable, of each such Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims except as disclosed in the Prospectus (such counsel being entitled to rely in respect of the opinion in this clause upon certificates of appropriate government officials, upon opinions of local counsel, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and in respect of certain matters of fact, upon certificates of officers of the Company);

                    (iv) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                    (v) This Agreement has been duly authorized, executed and
               delivered by the Company;

                    (vi) The execution and delivery by the Company of, and the performance by the Company under, this Agreement will not contravene any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Registration Statement or listed on Schedule III hereto to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or By-laws, as amended, of the Company or any statute known to such counsel (except such counsel may rely on the opinion of Sutherland Asbill & Brennan with respect to the Investment Company Act or any order, rule or regulation thereunder) or any order, rule or regulation known to such counsel of any court or governmental agency or body of the United States (except such counsel may rely on the opinion of Sutherland Asbill & Brennan with respect to the Investment Company Act or any order, rule or regulation thereunder), the State of New York or the State of Delaware (as it relates to the General Corporation Law of the State of Delaware) having jurisdiction over the Company or any of its Subsidiaries or any of their properties;

                    (vii) No consent, approval, authorization, order,
               registration or qualification of or with any such court or governmental agency or body of the United States, (except such counsel need not express any opinion with respect to the Investment Company Act or any order, rule or regulation thereunder) the State of New York or the State of Delaware (as it relates to the General Corporation Law of the State of Delaware) applicable to the Company is required to be made or obtained by the Company for the performance by the Company of its obligations under this Agreement except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                    (viii) The statements set forth in the Prospectus under the caption "Description of Securities", insofar as they purport to constitute a summary of the terms of the Stock, under the caption "Certain Federal Income Tax Considerations", insofar as they purport to describe the provisions of the laws referred to therein, and under the caption "Underwriting", insofar as they purport to describe the documents referred to therein, are accurate and complete in all material respects; and

                    (ix) Immediately prior to the filing of the Form N-8A
               registering the Company as a closed-end fund under the Investment Company Act, the Company was not an "investment company" as such term is defined in the Investment Company Act that was required to register under the Investment Company Act; and

                    (x) Although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (viii) of this Section 7(c), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules thereto and other financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules thereto and other financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules thereto and other financial data therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or an contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

               (d) Sutherland Asbill & Brennan LLP, special counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion being attached as Annex II(b) hereto), dated such Time of Delivery in form and substance satisfactory to you, to the effect that:

                    (i) At the time the Registration Statement was declared
               effective, the Company was a registered investment company, and after giving effect to the issuance and sale of the Shares and the election of the Company on Form N-54A to be regulated as a business development company, the Company will not be an "investment company" as such term is defined in the Investment Company Act that is required to register under the Investment Company Act;

                    (ii) Upon the issuance and sale of the Shares, the Company will qualify to elect to be regulated as a business development company under the Investment Company Act;

                    (iii) The statements (other than statements relating to
               accounting and tax, as to which counsel need express no opinion) set forth in the Prospectus under the captions "Conversion to Business Development Company and Regulated Investment Company Status" and "Regulation as a Business Development Company", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

                    (iv) The execution and delivery of this Agreement, the issue and sale of the Shares being delivered at such Time of Delivery by the Company and the compliance by the Company with all of the provisions of this Agreement will not result in (A) any violation of the Investment Company Act or any rule or regulation thereunder, (B) any order of any federal court (as it relates to the Investment Company Act) available on Lexis or Westlaw or (C) any order or release of the Commission;

                    (v) The provisions of the Company's Restated Certificate of
               Incorporation do not conflict with the provisions of the Investment Company Act applicable to the Company and the investment objectives, policies and restrictions described in the Prospectus are not inconsistent with the provisions of the Investment Company Act applicable to the Company;

                    (vi) An opinion with respect to the Amended and Restated
               By-laws of the Company and the provisions of the Investment Company Act applicable thereto in form and substance satisfactory to the representatives of the Underwriters;

                    (vii) No consent, approval, authorization, order,
               registration or qualification of or with any such court or governmental agency or body is required under the Investment Company Act or any order, rule or regulation thereunder applicable to the Company is required to be made or obtained by the Company (other than the registration under the Act, which has been effected), for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except, the filing of an application for an order declaring that the Company is no longer an "investment company" as such term is defined in the Investment Company Act and the election of the Company to be regulated as a business development company under the Investment Company Act; and

                    (viii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules thereto and other financial data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Investment Company Act and the rules and regulations thereunder; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

               (e) Samuel Rubenstein, Esq., counsel for the Company, shall have furnished to you his written opinion (a draft of such opinion being attached as Annex II(c) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                    (i) Although he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, such counsel has no reason to believe that, as of its effective date, the

               Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules thereto and other financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules thereto and other financial data therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                    (ii) Except for such violations as would not reasonably be expected to have a Material Adverse Effect, (A) to the knowledge of such counsel neither the Company nor any of its subsidiaries is in violation of its Restated Certificate of Incorporation or its By-laws as each is currently in effect, and (B) immediately upon filing of its Restated Certificate of Incorporation to be filed on ______, 2001 and ______, 2001 and adoption of its Amended and Restated By-laws, neither the Company nor any of its Subsidiaries will be in violation of such Restated Certificate of Incorporation and Amended and Restated By-laws.

               (f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to you letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, (i) to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement being attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery being attached as Annex I(b) hereto) and (ii) reflecting in a separate letter additional procedures consistent with the Heller procedure letter (the executed copy of the letter delivered prior to the execution of this Agreement being attached as Annex I(c) hereto);

               (g) (i) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock other than issuances of Stock to employees and directors of the Company and to First Union Corporation (as of September 1, 2001, known as Wachovia

          Corporation), as described in the Prospectus, or any increase in charge offs or any material change in debt for borrowed money (other than inter-company indebtedness between the Company and its wholly owned Subsidiaries and changes in amounts outstanding under the Company's existing credit facilities (excluding any increase in commitments)) of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, credit quality of the portfolio, stockholders' equity or results of operations of the Company and its Subsidiaries otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the representatives of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

               (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York authorities or a material disruption in the ability of purchasers or sellers of securities to purchase, pay for, settle or clear such transactions in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or any other material calamity or crisis; or (v) any material adverse change in the existing financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clauses (iv) or (v) in the judgment of the representatives of the Underwriters would materially and adversely affect the principal world financial markets (including, without limitation, the market for equity securities) or would make it otherwise impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

               (i) The Shares to be sold at such Time of Delivery shall have been duly approved for quotation on NASDAQ;

               (j) The Company has obtained and delivered to the Underwriters executed copies of an agreement from the persons listed on Schedule II hereto, substantially to the effect set forth in subsection 5(e) hereof in form and substance satisfactory to you;

               (k) The Company shall have used its best efforts to comply with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

               (l) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as you may reasonably request; and

               (m) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates from appropriate officials evidencing the good standing of the Company and its subsidiaries and the foreign qualification of the Company and, to the extent so qualified, its Subsidiaries in California, Florida, Massachusetts, New York and Virginia.

          8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Friedman, Billings, Ramsey & Co., Inc. expressly for use therein.

               (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Friedman, Billings, Ramsey & Co., Inc. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

               (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

               (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The

          Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

               (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

          9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

               (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

               (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares)
     shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

          11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

          12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you.

          13. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as representatives at 1001 Nineteenth Street North, Arlington, Virginia 22209; and if to the Company shall be delivered or sent by mail to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          14. The Underwriters agree that, if the restrictions of the agreements referred to in Section 7(j) are waived with respect to any party or parties thereto that are affiliated with Friedman, Billings, Ramsey & Co., Inc. (such party or parties, the "Affiliated Parties") then the Underwriters shall simultaneously waive the restrictions of such agreements as to all other persons or entities who are parties thereto with respect to a number of each other such person's or entity's shares of Common Stock equal to the number of shares of Common Stock owned by such person times the result of
     (i) the number of shares of Common Stock owned by the Affiliated Parties with respect to which the provisions of the agreements delivered under
     Section 7(j) are waived divided by (ii) the number of shares owned by the Affiliated Parties prior to any such sale.

          15. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and, to the extent provided in Section 14, to each person who is a party to the agreements referred to in Section 7(j), and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          19. For the avoidance of doubt, the Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, without the Underwriters imposing any limitation of any kind.

          If the foregoing is in accordance with your understanding, please sign and return to us nine counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.


                                      Very truly yours,

                                      MCG Capital Corporation

                                      By:
                                         -------------------------
                                         Name:
                                         Title:

Accepted as of the date hereof:

Friedman, Billings, Ramsey & Co., Inc.

By:
    ---------------------------------------
    (Friedman, Billings, Ramsey & Co., Inc.)
    On behalf of each of the Underwriters

                                   SCHEDULE I



                                                                          Shares to be
                                                  Total Number of         Purchased if
                                                     Firm Shares          Maximum Option
               Underwriter                         to be Purchased          Exercised
               -----------                         ---------------        --------------

Friedman, Billings, Ramsey & Co., Inc............
U.S. Bancorp Piper Jaffray Inc...................























                                                        ---------                ---------

            Total................................       =========                =========


                                   Schedule II

GS Capital Partners II, L.P.
GS Capital Partners II Offshore, L.P.
Goldman, Sachs & Co. Verwaltungs
Stone Street Fund 1998, L.P.
Bridge Street Fund 1998, L.P.
Quantum Industrial Partners LDC
SFM Domestic Investments LDC
Vestar Capital Partners IV, L.P.
Heller Financial, Inc.
Vestar/MCG LLC
Wachovia Corporation
Bryan Mitchell
Steven F. Tunney
B. Hagen Saville
Jon A. Slabaugh
Vince Griffin
Robert Merrick
Robert Merrick - UGMA John Merrick
Robert Merrick - UGMA Laurin Merrick
Joseph G. Bowden
Wallace B. Millner
John S. Patton, Jr.
Andrew Jacobsen
Janet Perlowski
Samuel G. Rubenstein
Kathryn Killeen
Scott Edmonds
Salman Tajuddin
Derek Thomas
Mary Cotturo
Sandra Fleming
Vince Manganella
Eric Sorensen
Christine Deguzman
Debbie Neuschler
John E. Oxendine
Jim McGintry
Rube Enterprises, Limited
Robert N. Snyder
Larry J. Perrotto Revocable Trust
John S. Patton
John S. Patton, Jr.
Jackson & Sons LP
United Communications Group, LP
John H. Satterwhite
Mary Ann Satterwhite 85 Trust
                                      II-1

Jill P. Hunter
Jeffrey M. Bucher
Kenneth J. O'Keefe
Lisa Bagley
Monique Bennett
Pete Bowden
Sandra Briggs
Emma Burch
Tim Callahan
Mary Coan
Chris Comella
Harry Colman
Sherry Edwards
Barbara Flight
Jake Garmey
Nick Krawczyk
Christopher Lee
Tara Long
Charles Manry
Terrie McConnel
Michael Rhodes
Rick Singleton
Dana Stern
Greg Spurr
Ati Suradja-Shuey
Ruth Thomas
Esther Wanga
John Wellons
Audrey Yen

                                  Schedule III


Recapitalization and Transaction Agreement

                                     III-1

                                                                         ANNEX I

                          DESCRIPTION OF COMFORT LETTER

      Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

            (i) They are independent certified public accountants with respect to the Company and its Subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

            (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants (the "Standards") of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representative of the Underwriters (the "Representative") and are attached hereto;

            (iii) They have made a review in accordance with standards established by the Standards of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and are attached hereto and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that cause them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

            (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;

            (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Form N-2 and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Item 23 of Form N-2;

            (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its Subsidiaries, inspection of the minute books of the Company and its Subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its Subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:


                           (A) (i) the unaudited consolidated statements of
                  income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                           (B) any other unaudited income statement data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause
                  (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                           (D) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its Subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (E) for the period from the date of the latest
                  financial statements included in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representative, or any increases in any items specified by the Representative, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representative, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter;

            (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its Subsidiaries, which appear in the Prospectus, or in Part C of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its Subsidiaries and have found them to be in agreement; and

            (viii) They have made a review in accordance with the Standards of the pro forma adjustments and the application of those adjustments to the historical amounts in the unaudited pro forma consolidated condensed financial information which appears in the Prospectus, and nothing has come to their attention that caused them to believe that management's assumptions do not provide a reasonable basis for presenting the significant effects directly attributable to the conversion and the offering; that the related pro forma adjustments do not give appropriate effect to those assumptions; and that the pro forma column does not reflect the proper application of those adjustments to the historical financial statements.